Exhibit 10.1

Execution Copy	Contract No. # 205132-5
AMENDMENT NO. 5
to
Yahoo! Publisher Network Agreement #205132
THIS AMENDMENT NO. 5 (this “Fifth Amendment”) is entered into as of June 12, 2009 (the “Fifth Amendment Effective Date”) by and between Yahoo! Inc (“Yahoo!”), as successor-in-interest to Overture Services, Inc. (“Overture”) and Local.com Corporation, formerly known as Interchange Corporation, (“Publisher”), and amends the Yahoo! Publisher Network Agreement #205132 between Overture and Publisher entered into as of October 17, 2005, as amended by Amendment No. 1 dated as of December 8, 2005, Amendment No. 2 dated as of March 31, 2006, Amendment No. 3 dated as of August 1, 2007, and Amendment No. 4 dated as of April 16, 2009 (collectively, the “Agreement”).
In consideration of the mutual covenants and conditions, the receipt and sufficiency is of which are hereby acknowledged, Publisher and Yahoo! hereby agree as follows:
1.	The Agreement is amended to delete the “End Date” on the first page of the Agreement in its entirety and to replace it with the following:

“End Date: One (1) year from the Fifth Amendment Effective Date.”

2.	The Agreement is amended to delete the “Site” Section on the first page of the Agreement in its entirety and to replace it with the following:

“Site = www.local.com, www.localconnect.com, www.mrlocal.com and www.premierguide.com (sometimes referred to herein individually or collectively as “Results Hosting Sites”); *** (as defined in the *** Attachment attached to the Third Amendment); and *** (as defined in the *** Attachment to this Fifth Amendment).

Use of the term “Site” throughout the Agreement shall include the aforementioned collectively, or each such website on an individual basis, as context indicates.”

3.	The Agreement is amended to delete the “Services and Links” section on the first page of the Agreement in its entirety and to replace it with the following:

“Services and Links:
1.	Link = Search Box; Results = Paid Search Results and Hyperlink Results; the following Sites: Results Hosting Sites

2.	Link = Search Box; the following Sites: ***. For clarity, any Paid Search Results returned in response to a Query on a *** will be hosted by Publisher on a Results Hosting Site.

3.	Link = Search Box; Results = Paid Search Results and Hyperlink Results = the following Sites: ***.”
4.	The Agreement is amended to delete the second bullet point under the “Implementation” section on the first page of the Agreement in its entirety and to replace it with the following:

“Paid Search: A minimum of ** Paid Search Results and/or Hyperlink Results will appear on the next webpage displayed to a user after a Query in accordance with the requirements set forth in Attachment A (including the mockups attached thereto). The *** Paid Search Result will begin *** and a minimum of *** Paid Search Result will appear in ***.”
Yahoo! Confidential

***	—	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Contract No. #205132-5
5.	The Agreement is amended to add the following immediately before the last paragraph in the “Compensation” section on the first page of the Agreement:
“Notwithstanding anything to the contrary contained in this Agreement, as of the Fifth Amendment Effective Date and continuing through the end of the Term, Yahoo! will pay Publisher a percentage of Adjusted Gross Revenues, in accordance with the following table, for Paid Search Results and Hyperlink Results on all Sites (excluding the ***); Adjustment: ***.

Gross Revenue in the applicable calendar month	Percentage of Adjusted Gross Revenue
***	***
***	***
***	***
For clarity, Adjusted Gross Revenue for Paid Search Results and Hyperlink Results will be calculated together for purposes of determining which payment tier above applies

For Paid Search Results and Hyperlink Results that are ***, Yahoo! will pay Publisher ***.”
6.	The Agreement is amended to delete the last sentence in Section A(1) of Attachment A (Additional Implementation Requirements) to the Agreement in its entirety and to replace it with the following:

“If Publisher wishes to materially alter the implementation of the Links or Results, or the labels, headings or notices referenced in Section A(2) of this Attachment A, Publisher shall provide written notice thereof (by email or otherwise) to Yahoo!, and Yahoo! shall, in its reasonable discretion, approve or disapprove such new implementation, not to be unreasonably withheld or delayed (in no event longer than 5 business days after notice from Publisher); provided that, with any such new implementation, Paid Search Results will begin ***on the search results page.”

7.	The Agreement is amended to delete the Section A(9) of Attachment A to the Agreement in its entirety and to replace it with the following:

“9. Except as provided herein and in the *** Attachment attached as Exhibit 1 to the Fifth Amendment to the Agreement, Publisher will host all Results. For the avoidance of doubt and except as otherwise agreed by the parties in writing, users submitting *** (as defined in the *** attached as Exhibit 1 to the Fifth Amendment to the Agreement) will be *** the Results Hosting Sites, which for the avoidance of doubt are owned, operated and hosted by Publisher; and all Results *** will be hosted on a Results Hosting Site. For any *** (as defined in the *** attached as Exhibit 1 to the Fifth Amendment to the Agreement), Publisher may *** in accordance with the terms of such ***.”

8.	The Agreement is amended to add the following after Section A(9) of Attachment A to the Agreement:

***

9.	The Agreement is amended to add the following to the end of Section 7 (“Reports”) of Attachment B to the Agreement:

***

10.	The Agreement is amended to delete Section 8 (“Exclusivity”) of Attachment B to the Agreement in its entirety and to replace it with the following:

“8. Exclusivity.
(a)	***
Yahoo! Confidential

***	—	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Contract No. # 205132-5
(b)	***

(c)	***

(d)	***

(e)	Publisher agrees that any violation of this Section 8 will cause Yahoo! irreparable harm for which there is no adequate remedy at law. Publisher waives any requirement for a bond in connection with any claim for injunctive relief. ***.
11.	The Agreement is amended to delete Section 12(c) (“Traffic Quality”) of Attachment B to the Agreement in its entirety and to replace it with the following:

“(c) serveURL;”

12.	***

13.	The Agreement is amended to add the following to the end of Section 30 (“Definitions”) of Attachment B to the Agreement:

“Site: *** identified in the SO and any Attachments.”

14.	The Agreement is amended to delete the *** Attachment (attached as Exhibit 1 to the Third Amendment) in its entirety and to replace it with the *** Attachment attached as Exhibit 1 to this Fifth Amendment. All references to the “*** Attachment” in the Agreement shall be deemed references to the *** Attachment attached as Exhibit 1 to this Fifth Amendment.

15.	The Agreement is amended to change all “Overture” references in the Agreement to “Yahoo!”.

16.	The Agreement is amended to change all “Overture Related Party” references in the Agreement to “Yahoo! Related Party”.

17.	The Agreement is amended to add the mockups for the *** (attached to the Fifth Amendment as Exhibit 2) to the mockups section of Attachment A to the Agreement. For clarity, the mockups attached hereto for the *** are added to the Agreement in addition to all other mockups previously included.

18.	This Fifth Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be the original, but all of which taken together shall constitute one and the same instrument.

19.	The Agreement is amended to provide that references in the Agreement to “this Agreement” or “the Agreement” (including indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed references to the Agreement as amended hereby, and references to “Overture” or “Yahoo! Search Marketing” shall be deemed references to “Yahoo!”. Capitalized terms not defined herein have the meanings set forth in the Agreement, except as amended by this Fifth Amendment.

20.	Except as amended by this Fifth Amendment, the Agreement will remain in full force and effect in accordance with its terms. In the event of a conflict between the terms of this Fifth Amendment and the Agreement, the terms of this Fifth Amendment shall govern.
This Fifth Amendment has been executed by the duly authorized representatives of the parties as of the Fifth Amendment Effective Date.
Yahoo! Confidential

***	—	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Contract No. # 205132-5

LOCAL.COM CORPORATION		YAHOO! INC.

By:	/s/ Brenda Agius	By:	/s/ Jim Schinella
	Name: Brenda Agius		Name: Jim Schinella
	Title: CFO		Title: SVP, North American Partnerships
Yahoo! Confidential

***	—	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Contract No. # 205132-5
EXHIBIT 1 TO THE FIFTH AMENDMENT
***
Yahoo! Confidential

***	—	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Execution Copy	Contract No. # 205132-5
EXHIBIT 2 TO THE FIFTH AMENDMENT
***
Yahoo! Confidential

***	—	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Execution Copy	Contract No. # 205132-5
EXHIBIT 3 TO THE FIFTH AMENDMENT
Affiliates approved by Yahoo! as of the Fifth Amendment Effective Date

Customer	Site domain
***
Yahoo! Confidential

***	—	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

Execution Copy	Contract No. # 205132-5
EXHIBIT 4 TO THE FIFTH AMENDMENT
List of *** subcategories approved by Yahoo!
***
Yahoo! Confidential

***	—	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission